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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Nortech Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Nortech Systems Incorporated

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 9, 2012

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

        The Annual Meeting of Shareholders of Nortech Systems Incorporated (the "Company") will be held at the Wayzata Country Club, 200 West Wayzata Boulevard, Wayzata, Minnesota, on May 9, 2012, at 3:00 p.m., for the following purposes:

  1.
  To consider and act upon the Board of Directors' recommendation to fix the number of directors of the Company at five;

  2.
  To elect a Board of Directors to serve for a one-year term and until their successors are elected and qualify;

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on March 14, 2012, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

        Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 9, 2012: The Notice and Proxy Statement and Annual Report on Form 10-K are available online at www.proxyvote.com.

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

        Your attention is called to the accompanying Proxy Statement.

By Order of the Board of Directors
Bert M. Gross Secretary
March 30, 2012

Nortech Systems Incorporated

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, MAY 9, 2012

        This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the "Company"), in connection with the solicitation on behalf of the Company's Board of Directors of proxies for use at the annual meeting of shareholders to be held on May 9, 2012, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

        The address of the principal executive office of the Company is 1120 Wayzata Boulevard East, Suite 201, Wayzata, Minnesota 55391. We will begin mailing this Proxy Statement and Proxy card to shareholders on or about March 30, 2012.

SOLICITATION AND REVOCATION OF PROXIES

        The Company will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to principals and obtaining their proxies.

        Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specifications indicated on the proxy.

VOTING RIGHTS

        Only shareholders of record of the Company's 2,742,992 shares of Common Stock outstanding as of the close of business on March 14, 2012, will be entitled to execute proxies or to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares must be represented at the meeting, in person or by proxy, to transact business.

ELECTION OF DIRECTORS

        The bylaws of the Company provide for a Board of Directors consisting of one or more members, and further provide that the shareholders at each annual meeting shall determine the number of directors. The Company's Board of Directors recommends that the number of directors be set at five and it is intended that the proxies accompanying this statement will be voted at the 2012 meeting to establish a Board of Directors consisting of five members. All of the nominees are presently directors of the Company. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted for the election of the following five nominees:

  MICHAEL J. DEGEN
  MYRON KUNIN
  KENNETH LARSON
  RICHARD W. PERKINS
  C. TRENT RILEY

        Following is information regarding the nominees:

Name	Age	Position
Michael J. Degen	68	President, Chief Executive Officer and Director
Myron Kunin	83	Chairman of the Board of Directors
Kenneth Larson	71	Director
Richard W. Perkins	81	Director
C. Trent Riley	72	Director

        Mr. Kunin has served from 1983 to 2004 as chairman, and from 2004 to October 2008, as vice chairman, of the Board of Directors of Regis Corporation, the world's largest owner, operator and franchisor of hair care salons. He has been a director of the Company since 1990. Mr. Kunin's extensive business experience as the founder, long-time chief executive officer and director of Regis Corporation has given him a deep insight into the issues faced by publicly owned corporations. He holds more than 50% of the outstanding shares of the Company and therefore is in a unique position to represent the interests of the Company's shareholders.

        Mr. Degen has served as president and CEO of Nortech Systems Inc., since May 2002. Mr. Degen's experience includes 17 years with the Toro Company, a leader in the Lawn & Garden Industry, from 1983 to 2000. As managing director of Toro's Operations, Mr. Degen gained firsthand knowledge and experience in complex multi-plant operations, customer service and organization management. Mr. Degen has been a director of the Company since May 1998. Mr. Degen brings to our Board his experience and knowledge of our business derived from his current position as president and CEO.

        Mr. Larson is currently the chairman of the board of Classic Space and was chairman of the board for Restaurant Technologies, Inc., an installer of automated cooking oil systems for the fast food restaurant industry, from 1999 until the company was sold in June 2011. Mr. Larson was president and chief operating officer of Polaris Industries, a leader in sales and service to the ATV and snowmobile industries, from 1988 to 1998. Mr. Larson has gained firsthand experience in corporate financial performance and all aspects of manufacturing within multidivisional operations. He has been a director of the Company since 2002 and is chairman of the Compensation Committee. He served on the Board of Feather Lite, Inc. a publicly held company until it was acquired in 2006. Mr. Larson brings to our Board his experience and knowledge from both his past executive positions and strong manufacturing background.

        Mr. Perkins has served since 1985 as president, chief executive officer and a director of Perkins Capital Management, Inc., a registered investment advisor. He has been a director of the Company since 1993 and is currently the chairman of the Audit Committee. Mr. Perkins is also a member of the Board of Directors for two other public companies: China Nuvo Solar Energy, Inc., and Vital Images, Inc. In addition, Mr. Perkins serves as a director for several privately held companies. At certain times during the past five years he served as a director for CNS, Inc., PW Eagle, Inc., Lifecore Biomedical, Inc., Teledigital, Inc., Synovis Life Technologies, Inc., and Two Way TV (US), Inc. With his varied experiences as a director and investment manager working in the financial markets, Mr. Perkins has gained firsthand knowledge and experience in audit and internal controls over financial reporting and related matters dealing with shareholders and governance issues.

        Mr. Riley was president of Riley Dettman & Kelsey LLC, management consultants, from 1996 until his retirement in 2009. Mr. Riley has gained insight in all compensation matters through his wide variety of consulting engagements with public, private and non-profit organizations. Mr. Riley has been a director of the Company since 2001 and is chairman of the Nominating and Corporate Governance Committee and his background adds valuable assistance to Compensation Committee issues. Mr. Riley brings to our Board his past leadership and project management experiences and his overall knowledge of our Company.

DIRECTORS MEETINGS

        There were five meetings of the Board of Directors during the last fiscal year. All directors attended all meetings of the Board and committees of the Board on which such director served.

        The Board of Directors has established a Nominating and Corporate Governance Committee, a Compensation Committee, and an Audit Committee. The members of each committee are Messrs. Larson, Perkins and Riley. The Board of Directors has determined that Messrs. Larson, Perkins and Riley are independent directors under the rules established by the Securities and Exchange Commission and the Marketplace Rules of The NASDAQ Stock Market ("NASDAQ"). Further, the Board has determined that Mr. Perkins is an "audit committee financial expert" as defined by applicable regulations of the Securities and Exchange Commission. In the last fiscal year the Audit Committee met four times, the Compensation Committee met five times, and the Nominating and Corporate Governance Committee met twice. The charters of all committees are posted on the Company's website at www.nortechsys.com. We encourage Board members to attend the annual meeting of shareholders. All members of the Board attended the 2011 annual meeting.

BOARD LEADERSHIP STRUCTURE

        The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons. The Board believes that this leadership structure has enhanced the Board's oversight of, and independence from, the Company's management and the Board's ability to carry out its roles and responsibilities on behalf of the shareholders.

RISK OVERSIGHT

        Management and the Company's General Counsel and Secretary discuss risks, both during board meetings and in direct discussions with Board members. These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; CEO succession planning is overseen by the Governance and Nominating Committee; and compliance risks are typically overseen by the full Board. Management regularly reports on each such risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company's risk management program as a whole is reviewed annually at a meeting of the Board. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or committee. Coordination of management's review of these risks is performed by the Company's General Counsel and Secretary, who reports to the CEO and who is a member of the Company's leadership.

 EXECUTIVE OFFICERS

        The Executive Officers of the Company are as follows:

Name	Age	Position
Michael J. Degen	68	President, Chief Executive Officer and Director
Richard G. Wasielewski	60	Senior Vice President and Chief Financial Officer
Garry M. Anderly	65	Senior Vice President, Corporate Finance/Treasurer
Peter L. Kucera	65	Senior Vice President, Corporate Quality and Improvement
Curtis J. Steichen	55	Senior Vice President, Chief Marketing and Sales Officer
Shari J. Yantes	44	Vice President, Human Resources
Jill D. Hesselroth	55	Vice President, Global Supply Chain Management and Electronic and Medical Products

        Mr. Degen has been President and Chief Executive Officer of the Company since May 2002.

        Mr. Wasielewski has been Senior Vice President and Chief Financial Officer of the Company since April 2004 when he joined the Company.

        Mr. Anderly has been Senior Vice President, Corporate Finance and Treasurer of the Company since May 1996. Mr. Anderly held the position of Vice President, Corporate Finance and Administration from November 1989 to April 1996.

        Mr. Kucera has been Vice President, Corporate Quality of the Company since 1991. He assumed the additional responsibility of directing the Company's FOCUS lean management program on December 1, 2006.He will retire on April 30, 2012.

        Mr. Steichen has been Senior Vice President since November 1, 2008. Mr. Steichen has held senior marketing and operational positions with the Company since May 2005. In January 2012 he assumed the position of Chief Marketing and Sales Officer.

        Ms. Yantes has been Vice President, Human Resources since July 2010. Ms. Yantes held the position of Corporate Director of Human Resources from December 2005 until June 2010.

        Ms. Hesselroth was appointed Vice President of Global Supply Chain on June 6, 2011, and was given the additional responsibility over the Company's Electronic and Medical Products facilities on January 2, 2012. From August 2007 to June 2011 she held the position of Vice President of Global Operations and Logistics with Zimmer Spine, a division of Zimmer, Inc. From June 2003 until August 2007 she was employed by the Andersen Corp. as Fulfillment, Supermarket and Manufacturing Value Stream Manager.

 COMPENSATION COMMITTEE

        The Compensation Committee is composed of the independent outside directors whose names appear below. The Committee has a charter which is available on the Company's website (www.nortechsys.com). The Committee determines the compensation of executive officers of the Company. Compensation for executive officers includes three elements: base salaries, bonuses, and share-based compensation and stock appreciation rights. Salaries are based on factors such as the individual's level of responsibility and the amount of salary paid to executives with similar responsibilities in comparable companies. Bonuses are awarded based on a combination of the executive's success in meeting certain pre-established individual goals and the Company's performance in meeting certain financial goals. All share-based compensation and stock appreciation rights plans are designed to increase the incentive for an executive's interest in the Company's success as measured by the market value of its stock or other financial-related measures and to align the interests of the executives with those of the Company's shareholders.

        The chief executive officer's base compensation for 2011 was established under an employment agreement executed in 2005, which was renewed in 2008 for an additional three years. Further, it was determined that the total compensation of the chief executive officer was comparable to compensation of chief executive officers of comparable companies. The base compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

Kenneth Larson, Chair C. Trent Riley Richard W. Perkins Members of the Compensation Committee

2011 SUMMARY COMPENSATION TABLE

        The table below shows the compensation of the Company's Chief Executive Officer and each of the other two most highly compensated executive officers for services to the Company in 2011 and 2010.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Non-Equity Incentive Plan Compensation ($)(2) (g)	All Other Compensation ($)(3) (i)	Total ($) (j)
Michael J. Degen,	2011	341,271	31,189	76,226	448,686
Chief Executive Officer(1)	2010	307,956	128,304	74,030	510,290
Richard G. Wasielewski,	2011	203,538	30,595	45,468	279,601
Chief Financial Officer	2010	183,039	50,255	47,137	280,431
Curtis J. Steichen,	2011	181,615	30,595	40,565	252,775
Senior Vice President	2010	163,971	45,153	42,226	251,350

(1)
The Company in 2005 entered into an employment agreement with Mr. Degen, its Chief Executive Officer, which was renewed in October 2008, and continuing for three years thereafter, providing (a) for a base salary subject to increases related to the Company's general executive pay schedule during the term of the agreement, (b) that he will participate in any incentive plan for which the Company determines he is eligible, and (c) that if Mr. Degen becomes unable to perform his duties because of illness or other incapacity during the term of the agreement, his compensation and his medical, dental and life insurance shall be continued for a period of 24 months. The agreement also provides that if Mr. Degen initiates the termination of employment, he will not for a period of two years following his termination of employment, anywhere in the United States or Mexico, engage in any business or in any manner be connected with or employed by any organization, in direct competition with the Company's business.

(2)
Amounts accrued for in 2011 under the Company's Annual Incentive Compensation Plan were as follows: Mr. Degen $0, Mr. Wasielewski $15,000, Mr. Steichen $15,000. Amounts accrued for in 2010 under this Plan were as follows: Mr. Degen $125,756, Mr. Wasielewski $48,981, and Mr. Steichen $43,879. In 2010 the Company established an Equity Appreciation Rights Plan for key employees selected by the Board of Directors. Under this Plan, the Company may award equity appreciation rights units to employees that give the holder the right to receive a cash payment equal to the appreciation in book value per share of common stock from the designated base date to their redemption date. The units are subject to redemption by the Company 36 months after the designated base date. In 2010 the Company awarded 50,000 units to Mr. Degen and 25,000 units to each of Mr. Wasielewski and Mr. Steichen. The designated base date for all units awarded was December 31, 2009, with a redemption date of December 31, 2012. The value of these awards as of December 31, 2011, was as follows: Mr. Degen $31,189, Messrs. Wasielewski and Steichen each $15,595. The value of these awards as of December 31, 2010, was as follows: Mr. Degen $2,548, Messrs. Wasielewski and Steichen each $1,274.

(3)
During 2002, the Company established an Executive Life Insurance Plan for its executive officers including all of the Named Executive Officers. Pursuant to this Plan, the Company will pay a bonus to each officer equal to 15% of the officer's base annual salary, as well as an additional bonus to cover federal and state income taxes incurred by the officer with respect to the 15% bonus. The officers are required to purchase life insurance and retain ownership of the life insurance policy once it is purchased. The Plan provides a five-year vesting schedule in which the officers vest in their bonus at a rate of 20% each year. Should an officer terminate employment prior to the fifth year of vesting, that officer must reimburse the Company for any unvested amounts.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (b)		Number of Securities Underlying Unexercised Options Unexercisable (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)
Michael J. Degen	20,000	(1)	—	7.79	10/31/2016
	15,000	(2)		7.44	3/7/2016
	50,000	(3)		7.22	2/11/2013
Richard G. Wasielewski	10,000	(1)	—	7.79	10/31/2016
	7,500	(2)		7.44	3/7/2016
	20,000	(4)		7.46	5/3/2014
Curtis J. Steichen	10,000	(1)	—	7.79	10/31/2016
	7,500	(2)		7.44	3/7/2016
	20,000	(5)		5.28	5/16/2015

(1)
Stock options granted on 11/1/06 vested and became exercisable in one-third increments on 1/1/08, 1/1/09, and 1/1/10.

(2)
Stock options granted on 3/07/06 vested and became 100% exercisable on 12/31/08.

(3)
Stock options granted on 2/11/03 vested and became 100% exercisable on 11/15/05.

(4)
Stock options granted on 5/03/04 vested and became 100% exercisable on 11/15/05.

(5)
Stock options granted on 5/16/05 vested and became 100% exercisable on 11/15/05.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

        In the event of an involuntary termination of any of the Named Executive Officers after a change in control of the Company, each officer would receive for 36 months (or in a lump sum, at the officer's option) his base salary, annual bonus at time of termination, and continued participation in the Company's health, disability and life insurance plans, and additionally up to $10,000 for professional outplacement services. Assuming that the triggering event took place on December 31, 2011, the amounts payable to the Named Executive Officers would be as follows:

Michael J. Degen	$1,356,058
Richard G. Wasielewski.	$848,802
Curtis J. Steichen	$768,324

2011 DIRECTOR COMPENSATION

Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Myron Kunin	7,000	—	—	7,000
Kenneth Larson	29,500	—	—	29,500
Richard W. Perkins	30,000	—	—	30,000
C. Trent Riley	28,000	—	—	28,000

        The aggregate number of restricted stock awards and the aggregate number of option awards outstanding on December 31, 2011, for each of the above-named directors are as follows:

	Stock	Options
Mr. Kunin	—	21,000
Mr. Larson	—	24,000
Mr. Perkins	—	30,000
Mr. Riley	—	26,000

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        The Company has established a Nominating and Corporate Governance Committee of the Board of Directors. All the members of this Committee are independent as defined in the NASDAQ Marketplace Rules.

Shareholder Nominees

        The Committee has adopted a policy of considering director candidates recommended by shareholders. Any shareholder desiring to submit such a recommendation should transmit the candidate's name and qualifications in a letter addressed to:

  Nominating and Corporate Governance Committee
  Nortech Systems Incorporated
  1120 Wayzata Boulevard East, Suite 201
  Wayzata, MN 55391

Director Qualifications

        The Company's Directors play a critical role in overseeing the management of the Company and its strategic direction. Qualifications for candidates are based on various criteria, such as broad business and professional skills and experiences as management or directors of other companies. Director candidates are expected to have the necessary time available to perform their duties and responsibilities to the Company.

        The Nominating and Corporate Governance Committee and the Board of Directors have established minimum requirements for attracting qualified director candidates as follows: at least 10 years of relevant business experience, ability to read and understand financial statements, no conflict of interest with the Company, and meet Company's Code of Business Conduct and Ethics. The Nominating and Corporate Governance Committee and the Board of Directors retain the right to modify these minimum requirements from time to time.

        The Nominating and Corporate Governance Committee and the Board of Directors seek directors with diversity of skills and experiences. To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following issues are considered:

  •
  Skills and experiences that are currently represented on the Board

  •
  Desired size of the Board

To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following skills and experiences are considered:

  •
  Mergers and acquisitions experience

  •
  Financial and compliance expertise

  •
  Leadership of a company that has sustained growth

  •
  Contract manufacturing expertise

For new candidates, the Nominating and Corporate Governance Committee and the Board of Directors also consider whether the person will provide gender or racial diversity.

Identifying and Evaluating Nominees for Directors

        The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating qualified nominees for directors. The Committee periodically assesses the appropriate size and needs of the Board and whether any vacancies are anticipated. If vacancies are anticipated or if the Committee determines that the number of directors should be increased, the Committee considers possible director candidates and follows the director qualification guidelines. Candidates may come to the Committee's attention through present Board members, shareholders or other persons. All candidates will be evaluated by the Committee and the Committee's recommendations will then be transmitted to the entire Board. Assessment of candidates will include a variety of issues, including diversity, skills and experience in the fields of finance and banking, accounting, sales and marketing, technology, international manufacturing, and an understanding of contract manufacturing and the Company's industry.

 SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD

        Security holders may send communications to the Company's Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

  Board of Directors (or named Board member)
  Nortech Systems Incorporated
  1120 Wayzata Boulevard East, Suite 201
  Wayzata, MN 55391

REPORT OF AUDIT COMMITTEE

        The Board of Directors of the Company has adopted a charter for the Audit Committee. The charter charges the Committee with the responsibility for, among other things, reviewing the Company's audited financial statements and the financial reporting process. The Company's management is responsible for the Company's internal controls and the financial reporting process, including the system of internal controls. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with generally accepted U.S. accounting principles. In carrying out their responsibility, the Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2011. The Committee has also discussed the audited financial statements with McGladrey & Pullen, LLP, including the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, "Communications with Audit Committees," and received the written disclosures and the letter from McGladrey & Pullen, LLP required by Rule 3526 of the Public Company Accounting Oversight Board, "Communications With Audit Committees Concerning Independence", and has discussed with McGladrey & Pullen, LLP their independence. The Committee has also considered whether McGladrey & Pullen, LLP provided non-audit services which could impact their independence. No such services were provided by McGladrey & Pullen, LLP.

        Based on these reviews and discussions, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2011.

        The members of the Audit Committee are "independent" under the rules of the Securities and Exchange Commission and the NASDAQ listing standards.

Richard W. Perkins, Chair Kenneth Larson C. Trent Riley Members of the Audit Committee

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 14, 2012, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and by each executive officer identified in the Summary Compensation Table, and by all executive officers and directors as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
Myron Kunin	1,414,335		51.6%
Michael J. Degen	95,501		3.5%
Richard W. Perkins	61,000		2.2%
Richard G. Wasielewski	44,000		1.6%
Curtis J. Steichen	40,000		1.5%
C. Trent Riley	31,000		1.1%
Kenneth Larson	28,000		1.0%
All executive officers and directors as a group (9 persons)	1,796,163	(2)	65.5%
Lafitte Capital Management LP(3)	157,734		5.8%
701 Brazos, Suite 310 Austin, TX 78701

(1)
Includes the following shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days: 21,000 shares by Mr. Kunin, 85,000 shares by Mr. Degen, 30,000 shares by Mr. Perkins, 37,500 shares by Mr. Wasielewski, 37,500 shares by Mr. Steichen, 26,000 shares by Mr. Riley, and 24,000 shares by Mr. Larson.

(2)
Includes 285,250 shares subject to options exercisable within sixty (60) days.

(3)
Based solely upon the most recent report filed with the Securities and Exchange Commission pursuant to Rule 13(f) of the Securities Exchange Act of 1934, as amended.

2011 ANNUAL REPORT

        The Company's annual report on Form 10K for the year 2011 is available on the Company's website at www.nortechsys.com. The Company will upon written request provide without charge a paper copy of this report, including the financial statements and financial statement schedules. Such written request shall be directed to Richard G. Wasielewski, Chief Financial Officer, at 1120 Wayzata Boulevard East, Suite 201, Wayzata, MN 55391.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

        The Notice of Annual Meeting, Proxy Statement, and the Company's Annual Report on Form 10-K are available at www.proxyvote.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Principal Accountants

        The Audit Committee of the Board of Directors has engaged McGladrey & Pullen, LLP ("McGladrey"), as the independent registered public accounting firm of the Company for 2012. Members of the firm are expected to be present at the annual meeting of shareholders and available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Fees incurred by the Company for services of Principal Accountants

        The following table shows the fees billed to the Company for the audit and other services provided by McGladrey and its affiliate RSM McGladrey, Inc. for fiscal years 2011 and 2010, including the estimated fees remaining to be billed by McGladrey for the 2011 audit.

	2011	2010
Audit Fees(1)	$150,000	$150,000
Audit-Related Fees(2)	0	22,000
Tax Fees	0	0
All Other Fees	0	0

(1)
Audit fees include fees for the annual audit, SAS 100 reviews of the quarters and regulatory filings.

(2)
Audit-related fees are principally for professional services relating to technical accounting consulting and research, including business combinations, debt modifications and functional currency considerations, and meetings with management.

        The Audit Committee has established a policy for pre-approving the services provided by the Company's independent registered public accounting firm in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent registered public accounting firm and an annual review of the financial plan for audit fees.

QUORUM AND VOTE REQUIRED

        The presence in person or by proxy of the holders of a majority of the voting power of the shares of Common Stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. The deadline for voting electronically is 11:59 p.m. (ET) on May 8, 2012, for all holders—registered or beneficial. If your shares are held directly and you decide to vote electronically, please follow the directions on your proxy card.

 SHAREHOLDER PROPOSALS

        Any proposal by a shareholder for the annual shareholders' meeting to be held in May 2013 must be received by the secretary of the Company at 1120 Wayzata Boulevard East, Suite 201, Wayzata, Minnesota 55391, not later than the close of business on January 9, 2013. Proposals received by that date will be included in the 2013 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

        The Company's bylaws provide that a shareholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the secretary of the Company at its principal offices in Wayzata, Minnesota, at least 120 days in advance of the date of the proxy statement for the prior year's annual meeting. For the 2013 annual meeting, director nominations and shareholder proposals must be received on or before January 9, 2013. Shareholder proposals that are received by the Company after that date may not be presented in any manner at the 2013 annual meeting.

OTHER MATTERS

        The management does not know of any other matters that may be presented for consideration at the annual meeting of shareholders. If any other matters are properly presented at the meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Directors
BERT M. GROSS Secretary
Minneapolis, Minnesota March 30, 2012

1 1 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000125580_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Michael J. Degen 02 Kenneth Larson 03 Myron Kunin 04 Richard W. Perkins 05 Trent Riley NORTECH SYSTEMS, INC. 1120 WAYZATA BLVD EAST - SUITE 201 WAYZATA, MN 55391 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2. and 3.. For Against Abstain 2. To consider and act upon the Board of Director's recommendation to fix the number of directors of the Company at five. 3. To transact such other business as may properly come before the meeting or any adjournment thereof. Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign and date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

0000125580_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com . NORTECH SYSTEMS INCORPORATED PROXY FOR ANNUAL MEETING OF SHAREHOLDERS May 9, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR the proposal to fix the number of directors at five and FOR all the nominees listed in paragraph 2. The undersigned hereby appoints Michael J. Degen and Garry Anderly and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Nortech Systems Incorporated (the Company) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on May 9, 2012, and at any and all adjournments thereof. Continued, and TO BE COMPLETED AND SIGNED on reverse side

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ANNUAL MEETING OF SHAREHOLDERS, MAY 9, 2012
SOLICITATION AND REVOCATION OF PROXIES
VOTING RIGHTS
ELECTION OF DIRECTORS
DIRECTORS MEETINGS
BOARD LEADERSHIP STRUCTURE
RISK OVERSIGHT
EXECUTIVE OFFICERS
COMPENSATION COMMITTEE
2011 SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
2011 DIRECTOR COMPENSATION
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD
REPORT OF AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
2011 ANNUAL REPORT
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
QUORUM AND VOTE REQUIRED
SHAREHOLDER PROPOSALS
OTHER MATTERS